UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: August 16, 2002

Commission File Number:  0-22325

INFORMATION ARCHITECTS CORPORATION
(Exact name of registrant as specified in its chapter)

NORTH CAROLINA                              87-0399301
(State or other jurisdiction               (IRS Employer
of incorporation)                           Identification No.)

2400 DISTRIBUTION STREET, CHARLOTTE, NORTH CAROLINA  28203
(Address of principal executive offices)           (Zip Code)

(704) 365-2324
(Registrant's telephone number, including area code)

4064 COLONY RD, CHARLOTTE, NC 28211
(Former name or former address, if changed since last report)

Item 5.     Other Events.

FINANCING

Information Architects Corporation (Company) has completed a private placement of up to 3,500,000 shares of the Companys Common Stock, par value $.001 per share to Mr. Gruder, the Companys Chief Executive Officer, and another investor (collectively Investors) at a price of $0.20 per share. The price was set at the Market Price (Market) calculated as the closing price for the last sale on the Nasdaq Exchange on the closing date of the Securities Purchase Agreement of August 16, 2002. Mr. Gruder has the right to purchase up to 3,000,000 shares of the Companys Common Stock at the price of $0.20 per share. The other investor purchased 500,000 shares of Common Stock at $0.20 per share for a total of $100,000. The proceeds from the sale of the Common Stock will be used for internal working capital purposes.

In addition to the issuance of the Common Stock, the Company issued warrants to the Investors to purchase 1,750,000 shares of Common Stock for an exercise price of $0.20 per share (the Investor Warrants). The Warrants were also priced at Market on the closing date of August 16, 2002.

There are no reset provisions for the Common Stock or the Warrant price. The Common Stock issued and issuable to the Investors and the Common Stock issuable upon exercise of the Investor Warrants and those required by the Securities Purchase Agreements will be registered for resale pursuant to a Registration Statement on Form S-1 filed with the SEC.

The foregoing description is only a summary and is qualified in its entirety by reference to (a) the Securities Purchase Agreements between us and the Investors, and (b) Warrant Agreements to purchase shares of Common Stock issued by us to the Investors dated as of August 16, 2002, all as attached to this Form 8-K as Exhibits 10.21, 10.22, 10.23, 10.24, respectively.

Item 7(c). Exhibits

Exhibit No.        Description

10.21 Securities Purchase Agreement, dated August 16, 2002, between the Company and Mr. Gruder
10.22 Securities Purchase Agreement, dated August 16, 2002, between the Company and the additional Investor
10.23 Warrant Agreement, dated August 16, 2002, between the Company and Mr. Gruder
10.24 Warrant Agreement, dated August 16, 2002, between the Company and the additional Investor
99.1               Press Release issued by Information Architects Corporation on
                   August 19, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Information Architects Corporation
(Registrant)

Date: August 23, 2002

By: /s/ Robert F. Gruder
        Robert F. Gruder
        Chief Executive Officer

EXHIBIT 10.21

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, (the, Agreement) dated as of the date of acceptance set forth below, is entered into by and between INFORMATION ARCHITECTS CORPORATION, f/k/a ALYDAAR SOFTWARE CORPORATION, a North Carolina corporation, with headquarters located at 4064 Colony Road, Charlotte, North Carolina 28211 (the Company), and MR. ROBERT F. GRUDER, 4064 Colony Road, Charlotte, North Carolina (the Buyer).

WHEREAS:

Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyer, and the Buyer wishes to buy from the Company, up to Six Hundred Thousand Dollars ($600,000) of the Companys common stock, par value $0.001 per share (the Common Stock) together with the Warrants (as defined below). The shares of Common Stock to be purchased hereunder are referred to herein as the Purchase Shares.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

a. Purchase.

Available Amount. The Buyer hereby agrees to buy and the Company hereby agrees to sell Common Stock of the Company in amounts up to an aggregate amount of $600,000. Mr. Gruder may purchase any amount up to $600,000 of the total Available Amount.

Purchase Price. The Purchase Price to be paid by the Purchaser shall be equal to the Market Price on the Closing Date (as defined below) and shall be payable in United States Dollars.

Commencement of Purchases of Common Stock. The purchase and sale of Common Stock hereunder shall commence (the Commencement) within five (5) Trading Days following the Closing Date (or such later date as is mutually agreed to by the Company and Buyer) (the date of such Commencement, the Commencement Date).

Buyers Purchase Rights and Obligations. Subject to the Companys right to suspend purchases under Section 1(a)(v) hereof, the Buyer shall have the right to purchase shares of Common Stock up to four (4) times (Purchase Dates) during each calendar month with an aggregate amount not to exceed the total Available Amount (as defined in Section 1(b)(i)) at the Purchase Price. Within one (1) Trading Day of notice to purchase shares, the Buyer shall pay to the Company an amount equal to the Purchase Amount with respect to such Purchase Shares as full payment for the purchase of the Purchase Shares so received. The Company shall not issue any fraction of a share of Common Stock upon any purchase. If the purchase amount would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful money of the United States of America by check or wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day.

Companys Right to Suspend Purchases. The Company may, at any time, give written notice (a Purchase Suspension Notice) to the Buyer suspending purchases of Purchase Shares by the Buyer under this Agreement. The Purchase Suspension Notice shall be effective only for purchases that have a Purchase Date later than one (1) Trading Day after receipt of the Purchase Suspension Notice by the Buyer. Any purchase by the Buyer that has a Purchase Date on or prior to the first (1st) Trading Day after receipt by the Buyer of a Purchase Suspension Notice from the Company must be honored by the Company as otherwise provided herein. Such purchase suspension shall continue in effect until a revocation in writing by the Company, at its sole discretion. So long as a Purchase Suspension Notice is in effect, the Buyer shall not be obligated to purchase any Purchase Shares from the Company under Section 1 of this Agreement.

Records of Purchases. The Buyer and the Company shall each maintain records showing the remaining Available Amount at any give time and the dates and Purchase Amounts for each purchase or shall use such other method, reasonably satisfactory to the Buyer and the Company.

Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Buyer made under this Agreement.

Compliance with Principal Market Rules. The Company shall not effect any sale under this Agreement and the Buyer shall not have the right to purchase shares of Common Stock under this Agreement to the extent that after giving effect to such purchase the Company shall be deemed to not be in compliance with principal market rules. The Company shall not be required or permitted to issue any shares of Common Stock under this Agreement if such issuance would breach the Companys obligations under the rules or regulations of the Principal Market.

b. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

Available Amount means an amount up to Six Hundred Thousand Dollars ($600,000) in the aggregate which amount shall be reduced by the Purchase Amount each time the Buyer purchases shares of Common Stock pursuant to Section 1 hereof.

Securities means the Common Stock of the Company and the Warrants and the Common Stock issuable upon the exercise of the Warrants.

Purchase Price means the purchase price for the Common Stock.

Purchase Dates means any dates (up to 4 times) in a given calendar month that the Buyer notifies Company of a purchase transaction.

Closing Date means August 16, 2002.

Effective Date means the effective date of the Registration Statement covering the Registrable Securities (as those terms are defined in the Registration Rights Agreement defined below) for the Common Stock and Warrants.

Market Price of the Common Stock means (x) the closing price of the Common Stock on the Closing Date as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the closing price of the Common Stock on such exchange on the Closing Date.

Warrant Shares means the shares of Common Stock issuable upon exercise of the Warrants.

Principal Market means The Nasdaq Small Cap Market, provided, however, that in the event the Companys Common Stock is ever listed or traded on the Nasdaq National Market, New York Stock Exchange, the American Stock Exchange, or the Nasdaq Over-the-Counter Bulletin Board Market, then the Principal Market Shall mean such other market or exchange on which the Companys Common Stock is then listed or traded.

Shares means the shares of Common Stock representing any or all of the Common Stock and the Warrant Shares.

Certificates means the relevant Common Stock or Warrant certificates, each duly executed on behalf of the Company and issued in the name of the Buyer.

Person means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

Affiliate means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

c. Form of Payment; Delivery of Certificates.

(i) The Buyer shall pay the Purchase Price for the relevant Purchases by delivering immediately available good funds in United States Dollars to the Company by the Method of Payment below no later than one (1) business day after giving notice of purchase.

(ii)	No later than five (5) trading days, but in any event promptly following payment by the Buyer to the Company of the relevant Purchase Price, the Company shall deliver the relevant Certificates to the Buyer.

d. Method of Payment. Payment of the Purchase Price shall be made by check or wire transfer of funds to:

Bank Name:

(formerly) Wachovia
First Union National Bank
301 South Tryon Street
Charlotte, NC 28288

Wire to:

Wachovia Bank
Account No: 2000000685300
ABA No:    053 000 219

Not later than 5:00 p.m., New York time, on the date which is one (1) New York Stock Exchange trading day after the Company shall have received notice of purchase by the Buyer, the Buyer shall deposit with the Company the Purchase Price for the Securities in currently available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.

2. BUYERS REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

The Buyer represents and warrant to, and covenant and agree with, the Company as follows:

a. Investment Purpose. The Buyer is purchasing the Common Stock together with the Warrants and will be acquiring the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

b. Accredited Investor Status. The Buyer is (i) an accredited investor as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

Subsequent Offers. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyers compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

e. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer, including Annex II hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Companys (1) Annual Report on Form 10-K for the fiscal year ended December 31, 2001, (2) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002.

f. Risk. The Buyer understands that its investment in the Securities involves a high degree of risk.


g. No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

Validity and Enforcement. This Agreement and the Transaction Agreements have been duly and validly authorized, executed and delivered on behalf of the Buyer and create a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors? rights generally.

3. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Buyer that, except as provided in Annex II hereto:

a. Concerning the Shares. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Warrants or the Shares.

b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole (a Material Adverse Effect). The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is currently listed and traded on The NASDAQ/Small Cap Market System.

c. Authorized Shares. The authorized capital stock of the Company consists of
(i)50,000,000 shares of Common Stock, $.001 par value per share, of which approximately 6,567,286 shares had been issued as of August 12, 2002 and (ii) 1,000,000 shares of Preferred Stock $.001 par value, of which 75,500 shares are outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares. The Shares have been duly authorized and, when issued or upon exercise of the Warrants, each in accordance with its respective terms, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

d. Securities Purchase Agreement; Registration Rights Agreement. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex I (the Registration Rights Agreement), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and, the Warrants and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the issuance of Shares do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock, except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Companys listing agreement for its Common Stock, except such conflict, breach or default which would not have a Material Adverse Effect.

f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

g. SEC Filings. None of the Companys SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since July 1, 2002 timely filed all requisite forms, reports and exhibits thereto with the SEC.

h. Absence of Certain Changes. Since June 30, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in the Companys SEC Documents. Since June 30,
2002, except as provided in the Companys SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

i. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Companys SEC Documents) that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a Material Adverse Effect, (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the agreements contemplated hereby (collectively, including this Agreement, the Transaction Agreements), or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Buyer in the Transaction Agreements.

j. Absence of Litigation. Except as set forth in the Companys SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.

k. Events of Default. Except as set forth in Section 3(e) hereof and the building lease default and payables disclosed in writing to the Buyer, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Companys SEC Documents or those incurred in the ordinary course of the Companys business since June 30, 2002, and which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company other than those disclosed in the Companys SEC Documents which proposal would (x) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since December 31, 2000, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

Dilution. The number of Shares issuable upon purchase and the exercise of the Warrants may be a significant percentage of the Companys outstanding shares.
The Companys executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a dilutive effect. The Board of Directors of the Company has concluded, in its good faith business judgment, such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon purchase and upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

Transfer Restrictions. The Buyer acknowledges that except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

Restrictive Legend. The Buyer acknowledge and agree that until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement, the Stock and Warrants representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES (THE SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ?SECURITIES ACT?), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on the Closing Date.

Filing of Registration Statement. The Company shall file a new registration statement covering the sale of the Purchase Shares and the number of shares of Common Stock required to fulfill the exercise of 100% of the Warrant Shares by September 9, 2002. Buyer shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its best efforts to have such registration statement or amendment declared effective by the SEC no later than November 18, 2002.

Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Buyer required under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

Reporting Status. So long as the Buyer beneficially own any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to
Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Except as otherwise set forth in this Agreement and the Transaction Agreements, the Company will take all reasonable action under its control to obtain and to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on The NASDAQ/Small Cap/OTC and will comply in all material respects with the Companys reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. (NASD) or The NASDAQ Market System.

Use of Proceeds. The Company will use the proceeds from the sale of the Stock (excluding amounts paid by the Company for legal fees and escrow fees in connection with the sale of the Stock) for internal working capital purposes, and, unless specifically consented to in advance in each instance by the Buyer, the Company shall not, (i) directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person, (ii) use the proceeds to pay mortgage or lease default payments, penalties or buyouts.

Warrants. The Company agrees to issue to the Buyer on Closing Date transferable, divisible warrants with cashless exercise rights (the Warrants) for the purchase of fifty percent (50%) of the shares of Common Stock committed for the Available Amount. The Warrants shall bear an exercise price equal to one hundred percent (100%) of the Market Price of the Common Stock on the relevant Closing Date. The Warrants will expire on the last day of the month in which the fifth anniversary of the Closing Date occurs. The Warrants shall be in the form annexed hereto as
Exhibit 10.23 & 10.24, together with registration rights as provided in the Registration Rights Agreement and piggy-back registration after the expiration of the effectiveness of the Registration Statement contemplated by the Registration Rights Agreement.

Reimbursement. If (i) any Buyer, other than by reason of its gross negligence, willful misconduct or breach of law, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, or any person or entity, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if such Buyer is impleaded in any such action, proceeding or investigation by any Person, or
(ii) any Buyer, other than by reason of its gross negligence, willful misconduct or breach of law, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if such Buyer is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company will reimburse such Buyer for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Buyer who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Buyer and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Buyer and any such Affiliate and any such Person. Except as otherwise set forth in the Transaction Agreements, the Company also agrees that neither any Buyer nor any such Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Agreements except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Buyer or from a breach of the representations, covenants and conditions contained herein or from a breach of law.

5. TRANSFER AGENT INSTRUCTIONS.

a. Promptly following the delivery by the Buyer of the Purchase Price for the Common Stock in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its permitted assigns and in such denominations to be specified by the Buyer in connection with each Purchase. The Company warrants that if the Buyer are not in breach of the representations and warranties contained in this Agreement, no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to
Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyers obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Purchase Shares or the Warrant Shares, as the case may be, promptly instruct the Companys transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

The Company will transmit the certificates representing the Purchased Shares issuable to the Buyer at the address specified in the Notice of Purchase (which may be the Buyers address for notices as contemplated by Section 11 hereof or a different address) via express courier, by electronic transfer or otherwise, within five (5) business days if the address for delivery is in the United States and within seven (7) business days if the address for delivery is outside the United States (such fifth business day or seventh business day, as the case may be, the ?Delivery Date?) after (A) the business day on which the Company has received the Notice of Purchase (by facsimile or other delivery).

c. In lieu of delivering physical certificates representing the Common Stock issuable upon purchase, provided the Companys transfer agent is participating in the Depository Trust Company (DTC) Fast Automated Securities Transfer program, upon request of the Buyer and its compliance with the provisions contained in this paragraph, so long as the certificates therefore do not bear a legend and the Buyer thereof are not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon purchase to the Buyer by crediting the account of Buyers Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

The Company will authorize its transfer agent to give information to the Buyer or the Buyers representatives relating to the transfer of the Companys shares of Common Stock to the Buyer, upon the request of the Buyer or any such representative. The Company will provide the Buyer with a copy of the authorization so given to the transfer agent.

6. CONDITIONS TO THE COMPANYS OBLIGATION TO SELL.

The Buyer understands that the Companys obligation to sell the Shares to the Buyer pursuant to this Agreement is conditioned upon:

a. The execution and delivery of this Agreement by the Buyer;

b. Delivery by the Buyer to the Company of good funds as payment in full of an amount equal to the Purchase Price for the Shares in accordance with this Agreement;

c. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

7. CONDITIONS TO THE BUYERS OBLIGATION TO PURCHASE.

The Company understands that the Buyers obligation to purchase the Shares is conditioned upon:

a. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company;

Delivery by the Company of the Certificates in accordance with this Agreement;

The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

From and after the date hereof to and including the Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on the New York Stock Exchange or The NASDAQ Market System shall not have been suspended or limited, nor shall minimum prices been established for securities traded on The NASDAQ/National Market System, nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyer makes it impracticable or inadvisable to purchase the Shares.

8. GOVERNING LAW: MISCELLANEOUS.

a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of North Carolina for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass North Carolina or the state courts of the State of North Carolina in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

i. This Agreement may be amended only by the written consent of the Buyer and an instrument in writing signed by the Company.

j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

9. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of (a) the date delivered, if delivered by personal delivery as against written receipt therefore or by confirmed facsimile transmission, (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or (c) the third business day after mailing by next-day express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days advance written notice similarly given to each of the other parties hereto):

COMPANY:
INFORMATION ARCHITECTS CORPORATION
4064 Colony Road
Charlotte, North Carolina 28211
ATTN: Chief Financial Officer
Telephone No.: (704) 365-2324
Telecopier No.: (704) 365-5175

BUYER:
Mr. Robert F. Gruder
4064 Colony Road
Charlotte, North Carolina 28211
Telephone No.: (704) 365-2324
Telecopier No.: (704) 365-5175

10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Companys and the Buyers representations and warranties herein shall survive for a period of twelve (12) months after the execution and delivery of this Agreement and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

11. EXPENSES. The Company and the Purchaser each shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement, except as otherwise set forth in this Agreement and the Transaction Agreements. The Company shall also pay for all legal opinions that may be requested by the transfer agent, or any other party, and any and all costs, fees, expenses, etc., in connection with this Agreement, the Registration Rights Agreement and the Warrant Agreement.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or by one of its officers thereunto duly authorized as of the date set forth below.

AMOUNT AND PURCHASE PRICE OF SECURITIES: Up to $600,000 at Market Price

SIGNATURES FOR ENTITIES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 16th day of August, 2002.

THE COMPANY:

INFORMATION ARCHITECTS CORPORATION

By:    _____________________________________
Name:  J. Wayne Thomas
Title: Chief Financial Officer

BUYER:

Name:  MR. GRUDER

By:    _____________________________________
Name:  Robert F. Gruder
       Investor

ANNEX I		REGISTRATION RIGHTS AGREEMENT

ANNEX II		COMPANY DISCLOSURE

ANNEX I REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this Agreement), dated as of August 16, 2002, by and between INFORMATION ARCHITECTS CORPORATION, a North Carolina corporation, (the Company), and MR. ROBERT F. GRUDER (together with his permitted assigns, the Buyer). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Common Stock Securities Purchase Agreement by and between the parties hereto dated as of August 16, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the Securities Purchase Agreement).

WHEREAS:

A. The Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue to the Buyer (i) up to Six Hundred Thousand Dollars ($600,000) of the Companys common stock, par value $0.001 per share (the Common Stock) (the Purchase Shares), and (ii) such number of shares of Common Stock as is required pursuant to Section 4(h) of the Securities Purchase Agreement (the Warrant Shares); and

B. To induce the Buyer to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the 1933 Act), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. Investor means the Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

b. Person means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

c. Register, registered, and registration refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (Rule
415), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the ?SEC?). The Company shall by September 9, 2002, file a new registration statement covering the sale of the Purchase Shares, which is Three Million (3,000,000) shares, and the number of shares of Common Stock required to fulfill the exercise of 100% of the Warrant Shares, which is One Million and Five Hundred Thousand (1,500,000) shares, and shall use its best efforts to have the registration statement declared Effective by the SEC no later November 18, 2002


d. Registrable Securities means the Purchase Shares which have been, or which may from time to time be, issued or issuable upon purchases of the Available Amount under the Securities Purchase Agreement (without regard to any limitation or restriction on purchases), and the Warrant Shares issued or issuable to the Investor and any shares of capital stock issued or issuable with respect to the Purchase Shares, the Warrant Shares or the Securities Purchase Agreement as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Securities Purchase Agreement.

e. Registration Statement means the registration statement of the Company which the Company has agreed to file pursuant to Section 4 of the Securities Purchase Agreement with respect to the sale of the Registrable Securities.

2. REGISTRATION.

a. Mandatory Registration. The Company shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which
(A) the Investor shall have sold all the Registrable Securities and no available amount remains under the Securities Purchase Agreement (the Registration Period). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b. Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC. The Investor shall use its reasonable best efforts to comment upon such prospectus within one (1) Trading Day from the date the Investor receives the final version of such prospectus.

c. Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new registration statement (a ?New Registration Statement?), so as to cover all of such Registrable Securities as soon as practicable, but in any event not later than ten (10) Trading Days after the necessity therefore arises. The Company shall use it reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

3. RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2(b) including on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

b. The Company shall permit the Investor to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two (2) Trading Days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably objects. The Investor shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Trading Days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

c. Upon request of the Investor, the Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, ten
(10) copies of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

d. The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or ?blue sky? laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e. As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Companys reasonable determination that a post-effective amendment to a registration statement would be appropriate.

f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

h. The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Investor may reasonably request and registered in such names as the Investor may request.

i. The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

j. If reasonably requested by the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefore and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and
(iii) supplement or make amendments to any registration statement.

k. The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l. Within one (1) Trading Day after any registration statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such registration statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

m. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any registration statement.

n. The Company shall file a new registration statement covering the sale of the Purchase Shares and the number of shares of Common Stock required to fulfill the exercise of 100% of the Warrant Shares by September 9, 2002. Buyer shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its best efforts to have such registration statement or amendment declared effective by the SEC no later than November 18, 2002.

4. OBLIGATIONS OF THE INVESTOR.

a. The Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any registration statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b. The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.

c. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Investors receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

5. EXPENSES AND EXPENSES OF REGISTRATION.

All expenses, other than sales or brokerage commissions, incurred in connection with this Agreement, the Securities Purchase Agreement, the Warrant Agreement, registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all legal fees, legal opinions, registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6. INDEMNIFICATION.

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor, the members, the directors, officers, partners, employees, agents, representatives of the Investor and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the 1934 Act) (each, an Indemnified Person), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys? fees, amounts paid in settlement or expenses, joint or several, (collectively, ?Claims?) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (Indemnified Damages), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other blue sky laws of any jurisdiction in which Registrable Securities are offered (Blue Sky Filing), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, Violations). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superceded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superceded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or
Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to
Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

b. In connection with the Registration Statement or any New Registration Statement, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an Indemnified Party), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Investor set forth on Exhibit B attached hereto and furnished to the Company by the Investor expressly for use in connection with such registration statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration (Rule 144), the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, including by merger or consolidation. The Investor may not assign its rights under this Agreement without the written consent of the Company.

10. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

11. MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:
Information Architects Corporation
4060 Colony Road, Suite 100
Charlotte, NC 28211
Telephone: 704-365-2324
Facsimile: 704-365-5175
Attention: Chief Financial Officer

If to the Investor:
Mr. Robert F. Gruder
4060 Colony Road, Suite 100
Charlotte, NC 28211
Telephone:	704-365-2324
Facsimile:	704-365-5175

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. The corporate laws of the State of North Carolina shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the laws of the State of North Carolina, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of North Carolina or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of North Carolina. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Charlotte, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e. This Agreement, the Warrant Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Warrant Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

INFORMATION ARCHITECTS CORPORATION

By:    _____________________________________
Name:  J. Wayne Thomas
Title: Chief Financial Officer

BUYER:

MR. ROBERT F. GRUDER

By:   _____________________________________
Name: Robert F. Gruder
      Investor

EXHIBIT A
TO
REGISTRATION RIGHTS AGREEMENT

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Date]

[TRANSFER AGENT]

Re: [__________]

Ladies and Gentlemen:

Information Architects Corporation, a North Carolina corporation (the Company), in connection with that certain common stock Securities Purchase Agreement, dated as of August 16, 2002 (the Securities Purchase Agreement), entered into by and between the Company and Mr. Robert F. Gruder (the Buyer) pursuant to which the Company has agreed to issue to the Holder shares of the Companys Common Stock, par value $0.001 per share (the Common Stock), in an amount up to Six Hundred Thousand Dollars ($600,000) or up to Three Million (3,000,000) shares (the Purchase Shares), in accordance with the terms of the Securities Purchase Agreement. In addition, pursuant to the Stock Securities Purchase Agreement, the Company issued to the Buyer One Million Five Hundred Thousand (1,500,000) Warrants. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of August 16, 2002, with the Buyer (the Registration Rights Agreement) pursuant to which the Company agreed, among other things, to register the Purchase Shares, and Warrant Shares (as defined in the Securities Purchase Agreement) under the Securities Act of 1933, as amended (the 1933 Act). In connection with the Companys obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2002, the Company filed a Registration Statement (File No. 333 _________) (the Registration Statement) with the Securities and Exchange Commission (the SEC) relating to the sale of the Purchase Shares and the Warrant Shares.

In connection with the foregoing, we advise you that a member of the SECs staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at 5:00 P.M. on __________, 2002 and we have no knowledge, after telephonic inquiry of a member of the SECs staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Purchase Shares and the Warrant Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Purchase Shares and the Warrant Shares.


Very truly yours,

By:   ___________________________________

CC:	Mr. Robert F. Gruder
	Investor

ANNEX II	COMPANY DISCLOSURE

COMPANY DISCLOSURE

1. On August 14, 2002, the Company was notified by Nasdaq that they would be delisted from Nasdaq SmallCap Market at the opening of business on August 22, 2002.

2. Other payables as accrued and/or discussed in the June 30, 2002 Quarterly Report as reported on Form 10Q, including, but not limited to, the planned disposition of furniture and equipment and the Corporate Office Building lease default.

3. All Senior Management is currently on salary deferral plan from partial to full salary deferral.

EXHIBIT 10.22

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, (the, Agreement) dated as of the date of acceptance set forth below, is entered into by and between INFORMATION ARCHITECTS CORPORATION, f/k/a ALYDAAR SOFTWARE CORPORATION, a North Carolina corporation, with headquarters located at 4064 Colony Road, Charlotte, North Carolina 28211 (the Company), and MR. RODNEY R. SCHOEMANN (the Buyer).

WHEREAS: Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyer, and the Buyer wishes to buy from the Company, One Hundred Thousand Dollars ($100,000) of the Companys common stock, par value $0.001 per share (the Common Stock) together with the Warrants (as defined below). The shares of Common Stock to be purchased hereunder are referred to herein as the Purchase Shares.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

a. Purchase.

Available Amount. The Buyer hereby agrees to buy and the Company hereby agrees to sell Common Stock of the Company in the amount of $100,000.

Purchase Price. The Purchase Price to be paid by the Purchaser shall be equal to the Market Price on the Closing Date (as defined below) and shall be payable in United States Dollars.

Commencement of Purchases of Common Stock. The purchase and sale of Common Stock hereunder shall commence (the Commencement) within five (5) Trading Days following the Closing Date (or such later date as is mutually agreed to by the Company and Buyer) (the date of such Commencement, the Commencement Date).

Buyers Purchase Rights and Obligations. Effective with the Commencement Date, the Company shall consider and record the $100,000 deposited by Mr. Schoemann on June 3, 2002 as payment in full for the total Available Amount of Purchase Shares as defined below. Mr. Schoemann hereby acknowledges that upon receipt of the Purchase Shares and Warrants, the $100,000 obligation of the Company is satisfied in full. The Company shall not issue any fraction of a share of Common Stock upon any purchase. If the purchase amount would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Buyer made under this Agreement.

Compliance with Principal Market Rules. The Company shall not effect any sale under this Agreement and the Buyer shall not have the right to purchase shares of Common Stock under this Agreement to the extent that after giving effect to such purchase the Company shall be deemed to not be in compliance with principal market rules. The Company shall not be required or permitted to issue any shares of Common Stock under this Agreement if such issuance would breach the Company's obligations under the rules or regulations of the Principal Market.

b. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

Available Amount means an amount of One Hundred Thousand Dollars ($100,000).

Securities means the Common Stock of the Company and the Warrants and the Common Stock issuable upon the exercise of the Warrants.

Purchase Price means the purchase price for the Common Stock.

Closing Date means August 16, 2002.

Effective Date means the effective date of the Registration Statement covering the Registrable Securities (as those terms are defined in the Registration Rights Agreement defined below) for the Common Stock and Warrants.

Market Price of the Common Stock means (x) the closing price of the Common Stock on the Closing Date as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the closing price of the Common Stock on such exchange on the Closing Date.

Warrant Shares means the shares of Common Stock issuable upon exercise of the Warrants.

Principal Market means The Nasdaq Small Cap Market, provided, however, that in the event the Companys Common Stock is ever listed or traded on the Nasdaq National Market, New York Stock Exchange, the American Stock Exchange, or the Nasdaq Over-the Counter Bulletin Board Market, then the

Principal Market shall mean such other market or exchange on which the Companys Common Stock is then listed or traded.

Shares means the shares of Common Stock representing any or all of the Common Stock and the Warrant Shares.

Certificates means the relevant Common Stock or Warrant certificates, each duly executed on behalf of the Company and issued in the name of the Buyer.

Person means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

Affiliate means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

c. Delivery of Certificates.

(i) No later than five (5) trading days, but in any event promptly following the Commencement Date, the Company shall authorize delivery of the relevant Certificates to the Buyer.

2. BUYERS REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

The Buyer represents and warrant to, and covenant and agree with, the Company as follows:

a. Investment Purpose. The Buyer is purchasing the Common Stock together with the Warrants and will be acquiring the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

b. Accredited Investor Status. The Buyer is (i) an accredited investor as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

Subsequent Offers. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

d. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyers compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

e. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer, including Annex II hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Companys (1) Annual Report on Form 10-K for the fiscal year ended December 31, 2001, (2) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002.

f. Risk. The Buyer understands that its investment in the Securities involves a high degree of risk

g. No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

Validity and Enforcement. This Agreement and the Transaction Agreements have been duly and validly authorized, executed and delivered on behalf of the Buyer and create a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

3. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Buyer that, except as provided in Annex III hereto:

a. Concerning the Shares. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Warrants or the Shares.

b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole (a Material Adverse Effect). The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is currently listed and traded on The NASDAQ/Small Cap Market System.

c. Authorized Shares. The authorized capital stock of the Company consists of
(i)50,000,000 shares of Common Stock, $.001 par value per share, of which approximately 6,567,286 shares had been issued as of August 12, 2002 and (ii) 1,000,000 shares of Preferred Stock $.001 par value, of which 75,500 shares are outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares. The Shares have been duly authorized and, when issued or upon exercise of the Warrants, each in accordance with its respective terms, will be duly and validly issued, fully paid and non assessable and will not subject the holder thereof to personal liability by reason of being such holder.

d. Securities Purchase Agreement; Registration Rights Agreement. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex I (the Registration Rights Agreement), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and, the Warrants and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors? rights generally.

e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the issuance of Shares do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock, except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Companys listing agreement for its Common Stock, except such conflict, breach or default which would not have a Material Adverse Effect.

f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

g. SEC Filings. None of the Companys SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since July 1, 2002 timely filed all requisite forms, reports and exhibits thereto with the SEC.

h. Absence of Certain Changes. Since June 30, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in the Companys SEC Documents. Since June 30, 2002, except as provided in the Companys SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent)

except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

i. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Companys SEC Documents) that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a Material Adverse Effect, (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the agreements contemplated hereby (collectively, including this Agreement, the Transaction Agreements), or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Buyer in the Transaction Agreements.

j. Absence of Litigation. Except as set forth in the Companys SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.

k. Events of Default. Except as set forth in Section 3(e) hereof and the building lease default and payables disclosed in writing to the Buyer, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Companys SEC Documents or those incurred in the ordinary course of the Companys business since June 30, 2002, and which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company other than those disclosed in the Companys SEC Documents which proposal would (x) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since December 31, 2000, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

Dilution. The number of Shares issuable upon purchase and the exercise of the Warrants may be a significant percentage of the Companys outstanding shares.
The Companys executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a dilutive effect. The Board of Directors of the Company has concluded, in its good faith business judgment, such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon purchase and upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

Transfer Restrictions. The Buyer acknowledges that except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder


Restrictive Legend. The Buyer acknowledge and agree that until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement, the Stock and Warrants representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES (THE SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ?SECURITIES ACT?), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

a. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on the Closing Date.

Filing of Registration Statement. The Company shall file a new registration statement covering the sale of the Purchase Shares and the number of shares of Common Stock required to fulfill the exercise of 100% of the Warrant Shares by September 9, 2002. Buyer shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its best efforts to have such registration statement or amendment declared effective by the SEC no later than November 18, 2002.

Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Buyer required under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

Reporting Status. So long as the Buyer beneficially own any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to
Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Except as otherwise set forth in this Agreement and the Transaction Agreements, the Company will take all reasonable action under its control to obtain and to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on The NASDAQ/Small Cap/OTC and will comply in all material respects with the Companys reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. (NASD) or The NASDAQ Market System.

Use of Proceeds. The Company will use the proceeds from the sale of the Stock (excluding amounts paid by the Company for legal fees and escrow fees in connection with the sale of the Stock) for internal working capital purposes, and, unless specifically consented to in advance in each instance by the Buyer, the Company shall not, (i) directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person, (ii) use the proceeds to pay mortgage or lease default payments, penalties or buyouts.

Warrants. The Company agrees to issue to the Buyer on Closing Date transferable, divisible warrants with cashless exercise rights (the Warrants) for the purchase of fifty percent (50%) of the shares of Common Stock committed for the Buyer's Available Amount. The Warrants shall bear an exercise price equal to one hundred percent (100%) of the Market Price of the Common Stock on the relevant Closing Date. The Warrants will expire on the last day of the month in which the fifth anniversary of the Closing Date occurs. The Warrants shall be in the form annexed hereto as Exhibits 10.23 and 10.24, together with registration rights as provided in the Registration Rights Agreement and piggy-back registration after the expiration of the effectiveness of the Registration Statement contemplated by the Registration Rights Agreement.

Reimbursement. If (i) Buyer, other than by reason of its gross negligence, willful misconduct or breach of law, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, or any person or entity, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if such Buyer is impleaded in any such action, proceeding or investigation by any Person, or
(ii) Buyer, other than by reason of its gross negligence, willful misconduct or breach of law, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if such Buyer is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company will reimburse such Buyer for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Buyer who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Buyer and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Buyer and any such Affiliate and any such Person. Except as otherwise set forth in the Transaction Agreements, the Company also agrees that neither any Buyer nor any such Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Agreements except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Buyer or from a breach of the representations, covenants and conditions contained herein or from a breach of law.

Penalty for Failure to Register the Shares.

(i) In the event the Company fails to file a Registration Statement and have the Registration declared effective by the SEC on or prior to November 18, 2002, Purchaser shall be entitled to additional shares of restricted Common Stock of the Company amounting to five percent (5%) of the total number of Common Shares (the Penalty Shares) Buyer purchased and each and every thirty days (30) thereafter until all such shares have been fully registered by the Company. The purpose of the Penalty Shares is to secure the commitment of the Company under this Registration Rights Agreement to cause a Registration Statement covering the Buyers Securities to be effective by the November 18, 2002 deadline.

(ii) It is acknowledged by the Purchaser that the Penalty Shares will be restricted securities as such term is defined in Section 1(a) of Rule 144 promulgated by the Securities and Exchange Commission and it is agreed that they will have the same status as the Buyers Securities. The Company agrees that in the event that such shares are distributed to the Buyer, they shall be registered pursuant to this Registration Rights Agreement in accordance with all of its provisions (assuming that the Effective Date has not been met). They shall be treated for all purposes as Common Shares and shall be owned free and clear by the Buyers to whom they are issued.

5. TRANSFER AGENT INSTRUCTIONS.

a. Pursuant to Section 1(c)(i) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its permitted assigns and in such denominations to be specified by the Buyer in connection with each Purchase. The Company warrants that if the Buyer are not in breach of the representations and warranties contained in this Agreement, no instruction other than such instructions referred to in this
Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyers obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Purchase Shares or the Warrant Shares, as the case may be, promptly instruct the Companys transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

b. The Company will transmit the certificates representing the Purchased Shares issuable to the Buyer at the address specified in the Notice of Purchase (which may be the Buyers address for notices as contemplated by Section 11 hereof or a different address) via express courier, by electronic transfer or otherwise, within five (5) business days if the address for delivery is in the United States and within seven (7) business days if the address for delivery is outside the United States (such fifth business day or seventh business day, as the case may be, the Delivery Date) after (A) the business day on which the Company has received the Notice of Purchase (by facsimile or other delivery).

c. In lieu of delivering physical certificates representing the Common Stock issuable upon purchase, provided the Companys transfer agent is participating in the Depository Trust Company (DTC) Fast Automated Securities Transfer program, upon request of the Buyer and its compliance with the provisions contained in this paragraph, so long as the certificates therefore do not bear a legend and the Buyer thereof are not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon purchase to the Buyer by crediting the account of Buyers Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

d. The Company will authorize its transfer agent to give information to the Buyer or the Buyers representatives relating to the transfer of the Companys shares of Common Stock to the Buyer, upon the request of the Buyer or any such representative. The Company will provide the Buyer with a copy of the authorization so given to the transfer agent.

6. CONDITIONS TO THE COMPANYS OBLIGATION TO SELL.

The Buyer understands that the Companys obligation to sell the Shares to the Buyer pursuant to this Agreement is conditioned upon:

a. The execution and delivery of this Agreement by the Buyer;

b. Delivery by the Buyer to the Company of good funds as payment in full of an amount equal to the Purchase Price for the Shares in accordance with this Agreement;

c. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

7. CONDITIONS TO THE BUYERS OBLIGATION TO PURCHASE.

The Company understands that the Buyers obligation to purchase the Shares is conditioned upon:

a. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company;

b. Delivery by the Company of the Certificates in accordance with this Agreement;

c. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

e. From and after the date hereof to and including the Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on the New York Stock Exchange or The NASDAQ Market System shall not have been suspended or limited, nor shall minimum prices been established for securities traded on The NASDAQ/National Market System, nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyer makes it impracticable or inadvisable to purchase the Shares.

8. GOVERNING LAW: MISCELLANEOUS.

a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of North Carolina for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass North Carolina or the state courts of the State of North Carolina in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

i. This Agreement may be amended only by the written consent of the Buyer and an instrument in writing signed by the Company.

j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

9. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

(a) the date delivered, if delivered by personal delivery as against written receipt therefore or by confirmed facsimile transmission,

(b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c) the third business day after mailing by next-day express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days advance written notice similarly given to each of the other parties hereto):

COMPANY:

INFORMATION ARCHITECTS CORPORATION
4064 Colony Road
Charlotte, North Carolina 28211
ATTN: Chief Financial Officer
Telephone No.: (704) 365-2324
Telecopier No.:(704) 365-5175

BUYER:

Mr. Rodney R. Schoemann

10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Companys and the Buyers representations and warranties herein shall survive for a period of twelve (12) months after the execution and delivery of this Agreement and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

11. EXPENSES. The Company and the Purchaser each shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement, except as otherwise set forth in this Agreement and the Transaction Agreements. The Company shall also pay for all legal opinions that may be requested by the transfer agent, or any other party, and any and all costs, fees, expenses, etc in connection with this Agreement, The Registration Rights Agreement and the Warrant Agreement.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or by one of its officers thereunto duly authorized as of the date set forth below.

AMOUNT AND PURCHASE PRICE OF SECURITIES: $100,000 at Market Price

SIGNATURES FOR ENTITIES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 16th day of August, 2002.

THE COMPANY:

INFORMATION ARCHITECTS CORPORATION
By:	 _____________________________________
Name:  Robert F. Gruder
Title: Chief Executive Officer

BUYER: MR. SCHOEMANN
By:	 _____________________________________
Name:  Rodney R. Schoemann
       Investor

ANNEX I   REGISTRATION RIGHTS AGREEMENT

ANNEX II  COMPANY DISCLOSURE

ANNEX I REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this Agreement), dated as of August 16, 2002, by and between INFORMATION ARCHITECTS CORPORATION, a North Carolina corporation, (the Company), and MR. RODNEY R. SCHOEMANN (together with his permitted assigns, the Buyer). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Common Stock Securities Purchase Agreement by and between the parties hereto dated as of August 16, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the Securities Purchase Agreement).

WHEREAS:

A. The Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue to the Buyer (i) One Hundred Thousand Dollars ($100,000) of the Companys common stock, par value $0.001 per share (the Common Stock) (the Purchase Shares), and (ii) such number of shares of Common Stock as is required pursuant to Section 4(h) of the Securities Purchase Agreement (the Warrant Shares); and

B. To induce the Buyer to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the 1933 Act), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. Investor means the Buyer, any transferee or assignee thereof to whom a

 Buyer
assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

b. Person means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

c. Register, registered, and registration refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (Rule
415), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the SEC). The Company shall by September 9, 2002, file a new registration statement covering the sale of the Purchase Shares, which is five hundred thousand (500,000) shares, and the number of shares of Common Stock required to fulfill the exercise of 100% of the Warrant Shares, which is two hundred and fifty thousand (250,000) shares, and shall use its best efforts to have the registration statement declared Effective by the SEC no later November 18, 2002.

d. Registrable Securities means the Purchase Shares which have been issued or issuable upon purchase under the Securities Purchase Agreement, and the Warrant Shares issued to the Investor and any shares of capital stock issued or issuable with respect to the Purchase Shares, the Warrant Shares or the Securities Purchase Agreement as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Securities Purchase Agreement.

e. Registration Statement means the registration statement of the Company which the Company has agreed to file pursuant to Section 4 of the Securities Purchase Agreement with respect to the sale of the Registrable Securities.

2. REGISTRATION.

a. Mandatory Registration. The Company shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which
(A) the Investor shall have sold all the Registrable Securities and no available amount remains under the Securities Purchase Agreement (the Registration Period). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b. Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC. The Investor shall use its reasonable best efforts to comment upon such prospectus within one (1) Trading Day from the date the Investor receives the final version of such prospectus.

c. Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new registration statement (a New Registration Statement), so as to cover all of such Registrable Securities as soon as practicable, but in any event not later than ten (10) Trading Days after the necessity therefore arises. The Company shall use it reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

3. RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2(b) including on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:



a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

b. The Company shall permit the Investor to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two (2) Trading Days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably objects. The Investor shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Trading Days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

c. Upon request of the Investor, the Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, ten
(10) copies of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

d. The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or ?blue sky? laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or ?blue sky? laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e. As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Companys reasonable determination that a post-effective amendment to a registration statement would be appropriate.

f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

h. The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Investor may reasonably request and registered in such names as the Investor may request.

i. The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

j. If reasonably requested by the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefore and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and
(iii) supplement or make amendments to any registration statement.

k. The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l. Within one (1) Trading Day after any registration statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such registration statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

m. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any registration statement.

n. The Company shall file a new registration statement covering the sale of the Purchase Shares and the number of shares of Common Stock required to fulfill the exercise of 100% of the Warrant Shares by September 9, 2002. Buyer shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its best efforts to have such registration statement or amendment declared effective by the SEC no later than November 18, 2002.

o. Penalty for Failure to Register the Shares.

(i) In the event the Company fails to file a Registration Statement and have the Registration declared effective by the SEC on or prior to November 18, 2002, Purchaser shall be entitled to additional shares of restricted Common Stock of the Company amounting to five percent (5%) of the total number of Common Shares (the Penalty Shares) Buyer purchased and each and every thirty days (30) thereafter until all such shares have been fully registered by the Company. The purpose of the Penalty Shares is to secure the commitment of the Company under this Registration Rights Agreement to cause a Registration Statement covering the Buyers Securities to be effective by the November 18, 2002 deadline.

(ii) It is acknowledged by the Purchaser that the Penalty Shares will be restricted securities as such term is defined in Section 1(a) of Rule 144 promulgated by the Securities and Exchange Commission and it is agreed that they will have the same status as the Buyers Securities. The Company agrees that in the event that such shares are distributed to the Buyer, they shall be registered pursuant to this Registration Rights Agreement in accordance with all of its provisions (assuming that the Effective Date has not been met). They shall be treated for all purposes as Common Shares and shall be owned free and clear by the Buyers to whom they are issued.

4. OBLIGATIONS OF THE INVESTOR.

a. The Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any registration statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b. The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.

c. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Investors receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investors receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

5. EXPENSES AND EXPENSES OF REGISTRATION.

All expenses, other than sales or brokerage commissions, incurred in connection with this Agreement, the Securities Purchase Agreement, the Warrant Agreement, registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all legal fees, legal opinions, registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6. REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration (Rule 144), the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

8. ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, except by merger or consolidation.

9. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

10. MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:
Information Architects Corporation
4064 Colony Road, Suite 100
Charlotte, NC 28211
Telephone: 704-365-2324
Facsimile: 704-365-5175
Attention: Chief Financial Officer

If to the Investor:
Mr. Rodney R. Schoemann

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the senders facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. The corporate laws of the State of North Carolina shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the laws of the State of North Carolina, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of North Carolina or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of North Carolina. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Charlotte, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e. This Agreement, the Warrant Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement the Warrant Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

INFORMATION ARCHITECTS CORPORATION

By:    _____________________________________

Name:  _____________________________________

Title: _____________________________________

BUYER:

MR. RODNEY R. SCHOEMANN

By:    _____________________________________

Name:  _____________________________________
       Rodney R. Schoemann
       Investor

EXHIBIT A
TO
REGISTRATION RIGHTS AGREEMENT

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Date]

[TRANSFER AGENT]

Re: [__________]

Ladies and Gentlemen:

Information Architects Corporation, a North Carolina corporation (the
Company), in connection with that certain common stock Securities Purchase Agreement, dated as of August 16, 2002 (the Securities Purchase Agreement), entered into by and between the Company and Mr. Rodney R. Schoemann (the
Buyer) pursuant to which the Company has agreed to issue to the Holder five hundred thousand (500,000) shares of the Company's Common Stock, par value $0.001 per share (the Common Stock), for an amount of One Hundred Thousand Dollars ($100,000) (the Purchase Shares), in accordance with the terms of the Securities Purchase Agreement. In addition, pursuant to the Stock Securities Purchase Agreement, the Company issued to the Buyer, two hundred fifty thousand (250,000) Warrants. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of August 16, 2002, with the Buyer (the Registration Rights Agreement) pursuant to which the Company agreed, among other things, to register the Purchase Shares, and Warrant Shares (as defined in the Securities Purchase Agreement) under the Securities Act of 1933, as amended (the 1933 Act). In connection with the Companys obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2002, the Company filed a Registration Statement (File No. 333-_________) (the Registration Statement) with the Securities and
Exchange Commission (the SEC) relating to the sale of the Purchase Shares and the Warrant Shares.

In connection with the foregoing, we advise you that a member of the SECs staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at 5:00 P.M. on __________, 2002 and we have no knowledge, after telephonic inquiry of a member of the SECs staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Purchase Shares and the Warrant Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Purchase Shares and the Warrant Shares.

Very truly yours,

By:    __________________________________

CC:    Mr. Rodney R. Schoemann

ANNEX II COMPANY DISCLOSURE

COMPANY DISCLOSURE

1. On August 14, 2002, the Company was notified by Nasdaq that they would be delisted from Nasdaq SmallCap Market at the opening of business on August 22, 2002.

2. Other payables as accrued and/or discussed in the June 30, 2002 Quarterly Report as reported on Form 10Q, including, but not limited to, the planned disposition of furniture and equipment and the Corporate Office Building lease default.

3. All Senior Management is currently on salary deferral plan from partial to full salary deferral.

EXHIBIT 10.23

WARRANT

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

INFORMATION ARCHITECTS CORPORATION

COMMON STOCK PURCHASE WARRANT

1. Issuance; Certain Definitions. For value received and other consideration, the receipt of which is hereby acknowledged by INFORMATION ARCHITECTS CORPORATION, f/k/a ALYDAAR SOFTWARE CORPORATION, a North Carolina corporation (the Company), Mr. Robert F. Gruder, or registered assigns (the Holder) is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on August 15, 2007 (the Expiration Date), One Million and Five Hundred Thousand (1,500,000) fully paid and non-assessable shares of the Companys Common Stock, par value $0.001 per share (the Common Stock), at an exercise price per share (the Exercise Price) of $0.20, subject to further adjustment as set forth herein.

2. Exercise of Warrants.

2.1 General. This Warrant is exercisable in whole or in part at any time and from time to time at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by cashless exercise, by means of tendering this Warrant Certificate to the Company to receive the appropriate number of shares of Common Stock. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed (which Notice of Exercise Form may be submitted either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof), together with payment of the Exercise Price for the shares of Common Stock purchased, if applicable, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

2.2 Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Warrant Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Warrant Holder the number of shares of Common Stock computed using the following formula:

Y (A-B)
X = A

Where X = the number of shares of Common Stock to be issued to the Warrant
Holder

Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A = the Fair Market Value of one share of the Companys Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, if the Common Stock is listed or quoted on a national securities exchange, the Nasdaq Stock Market, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of the Common Stock shall be deemed to be the average of the last reported sales price per share of Common Stock thereon for the five trading days immediately preceding the Exercise Date; provided, however, that if no such price is reported during such five-day period, or if the Common Stock is not listed or quoted on a national securities exchange, the Nasdaq Stock Market, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and upon request of the Warrant Holder, the Board of Directors (or a representative thereof) shall promptly notify the Warrant Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 10 days of a request by the Warrant Holder that it do so, and (C) the exercise of this Warrant pursuant to subsection 7.b. shall be delayed until such determination is made.

3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the Warrant Shares).

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6. Protection Against Dilution.

6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the Spin Off) in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the Spin Off Securities) to be issued to security holders of the Company, then

(a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holders unexercised Warrants outstanding on the record date (the Record Date) for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the ?Outstanding Warrants?) been exercised as of the close of business on the trading day immediately before the Record Date (the Reserved Spin Off Shares), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

(b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the numerator of which is the Average Market Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

For the purposes of this Section 6.3, the Average Market Price of the Common Stock shall mean, for the relevant period, (x) the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the closing price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

7. Transfer to Comply with the Securities Act; Registration Rights.

(a) This Warrant has not been registered under the Securities Act of 1933, as amended, (the Act) and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

(b) The Company agrees to file a new registration statement, which shall include the Warrant Shares, (as so amended, the Registration Statement), pursuant to the Act, by September 9, 2002 and to have the registration of the Warrant Shares completed and effective by November 18, 2002.

8. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of (a) the date delivered, if delivered by personal delivery as against written receipt therefore or by confirmed facsimile transmission, (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or (c) the third business day after mailing by next-day express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days advance written notice similarly given to each of the other parties hereto):

COMPANY:

INFORMATION ARCHITECTS CORPORATION
4064 Colony Road
Charlotte, North Carolina 28211
ATTN: Chief Financial Officer
Telephone No.: (704) 365-2324
Telecopier No.: (704) 365-5175

BUYER:

Mr. Robert F. Gruder
4064 Colony Road
Charlotte, North Carolina 28211
Telephone No.: (704) 365-2324
Telecopier No.: (704) 365-5175

Any party may be given notice in accordance with this Section to the other parties designating another address or person for receipt of notices hereunder.

9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant of even date herewith contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of North Carolina for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Charlotte or the state courts of the State of North Carolina sitting in the City of Charlotte in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 16th day of August, 2002.

INFORMATION ARCHITECTS CORPORATION

By:    _________________________________
Name:  J. Wayne Thomas
Title: Chief Financial Officer

NOTICE OF EXERCISE OF WARRANT

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate, dated as of August 16, 2002, to purchase _________ shares of the Common Stock, $0.001 par value per share, of INFORMATION ARCHITECTS CORPORATION and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

Please deliver the stock certificate to:

Dated: ______________________

[Name of Holder]

By:    _____________________________________



CASH:	$ _______________________

CASHLESS EXERCISE

EXHIBIT 10.24

WARRANT

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

INFORMATION ARCHITECTS CORPORATION

COMMON STOCK PURCHASE WARRANT

1. Issuance; Certain Definitions. For value received and other consideration, the receipt of which is hereby acknowledged by INFORMATION ARCHITECTS CORPORATION, f/k/a ALYDAAR SOFTWARE CORPORATION, a North Carolina corporation (the Company), Mr. Rodney R. Schoemann, or registered assigns (the Holder) is hereby granted the right to purchase at any time until 5:00 P.M., New York
City time, on August 15, 2007 (the Expiration Date), Two Hundred and Fifty Thousand (250,000) fully paid and nonassessable shares of the Companys Common Stock, par value $0.001 per share (the ?Common Stock?), at an exercise price per share (the Exercise Price) of $0.20, subject to further adjustment as set forth herein.

2. Exercise of Warrants.

2.1 General. This Warrant is exercisable in whole or in part at any time and from time to time at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by cashless exercise, by means of tendering this Warrant Certificate to the Company to receive the appropriate number of shares of Common Stock. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed (which Notice of Exercise Form may be submitted either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof), together with payment of the Exercise Price for the shares of Common Stock purchased, if applicable, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

2.2 Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Warrant Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Warrant Holder the number of shares of Common Stock computed using the following formula:

Y (A-B)
X = A

Where X = the number of shares of Common Stock to be issued to the Warrant
Holder.

Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A = the Fair Market Value of one share of the Companys Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, if the Common Stock is listed or quoted on a national securities exchange, the Nasdaq Stock Market, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of the Common Stock shall be deemed to be the average of the last reported sales price per share of Common Stock thereon for the five trading days immediately preceding the Exercise Date; provided, however, that if no such price is reported during such five-day period, or if the Common Stock is not listed or quoted on a national securities exchange, the Nasdaq Stock Market, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and upon request of the Warrant Holder, the Board of Directors (or a representative thereof) shall promptly notify the Warrant Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 10 days of a request by the Warrant

Holder that it do so, and (C) the exercise of this Warrant pursuant to subsection 7.b. shall be delayed until such determination is made.

2.3 Limitation on Exercise. Notwithstanding the provisions of this Warrant, the Securities Purchase Agreement (as defined below) or of the other Transaction Agreements (as defined in the Securities Purchase Agreement), in no event (except (i) with respect to an automatic conversion, if any, of a Debenture as provided in the Debenture or a conversion pursuant to a Redemption Notice Conversion [as defined in the Debenture], (ii) as specifically provided in the Debenture as an exception to this provision, or (iii) if the Company is in default hereunder or under any of the Transaction Agreements, and the Holder has asserted such default in writing and the applicability of this provision to such default) shall the Holder be entitled to exercise this Warrant or shall the Company have the obligation, to issue shares upon such exercise of all or any portion of this Warrant to the extent that, after such conversion, the sum of
(1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures or unexercised portion of the Warrants), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures or exercise of the Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion or exercise).

For purposes of the provision to the immediately preceding sentence, Beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the 1934 Act), except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Warrant, further agrees that if the Holder transfers or assigns any of the Warrants to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferees or assignees specific agreement to be bound by the provisions of this Section 2.2 as if such transferee or assignee were the original Holder hereof.

3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the Warrant Shares).

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6. Protection Against Dilution.

6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the Spin Off) in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the Spin Off Securities) to be issued to security holders of the Company, then


(a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holders unexercised Warrants outstanding on the record date (the Record Date) for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the Outstanding Warrants) been exercised as of the close of business on the trading day immediately before the Record Date (the Reserved Spin Off Shares), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

(b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the numerator of which is the Average Market Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

For the purposes of this Section 6.3, the Average Market Price of the Common Stock shall mean, for the relevant period, (x) the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the closing price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

7. Transfer to Comply with the Securities Act; Registration Rights.

(a) This Warrant has not been registered under the Securities Act of 1933, as amended, (the Act) and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

(b) The Company agrees to file a new registration statement by September 9, 2002, which shall include the Warrant Shares, (as so amended, the Registration Statement), pursuant to the Act and to have the registration of the Warrant Shares completed and effective by November 18, 2002. The term Securities Purchase Agreement means the Securities Purchase Agreement dated August 16, 2002, between the Company and the Holder (or the Holders predecessor in interest).

8. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of (a) the date delivered, if delivered by personal delivery as against written receipt therefore or by confirmed facsimile transmission, (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or (c) the third business day after mailing by next-day express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days advance written notice similarly given to each of the other parties hereto):

COMPANY:

INFORMATION ARCHITECTS CORPORATION
4064 Colony Road
Charlotte, North Carolina 28211
ATTN: Chief Financial Officer
Telephone No.: (704) 365-2324
Telecopier No.: (704) 365-5175

BUYER:

Mr. Rodney R. Schoemann

Any party may be given notice in accordance with this Section to the other parties designating another address or person for receipt of notices hereunder.

9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto.
This Warrant of even date herewith contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of North Carolina for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Charlotte or the state courts of the State of North Carolina sitting in the City of Charlotte in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 16th day of August, 2002.

INFORMATION ARCHITECTS CORPORATION

By:    _________________________________
Name:  Robert F. Gruder
Title: Chief Executive Officer

NOTICE OF EXERCISE OF WARRANT

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate, dated as of August 16, 2002, to purchase ________ shares of the Common Stock, $0.001 par value per share, of INFORMATION ARCHITECTS CORPORATION and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

Please deliver the stock certificate to:

Dated: ______________________

[Name of Holder]

By:    _____________________________________

CASH:	$ _______________________

CASHLESS EXERCISE

EXHIBIT 99.1

Information Architects CEO to purchase up to 3 Million Shares

Charlotte, NC, August 19, 2002, Information Architects (NASDAQ:IARC) today announced that its CEO, Robert Gruder, has entered into a Securities Purchase Agreement with the Company to acquire up to 3 million shares of the Companys common stock.

Mr. Gruder commented, My purchase of Information Architects Shares demonstrates my continuing commitment to the Company and my personal confidence in our ability to become a dominant player in the enterprise integration marketplace. Since the completion of our product this year, coupled with the addition of a new head of sales and a new sales team, I am excited about the opportunities for Information Architects. By taking a new mortgage on my residence and investing the proceeds in our Company I believe I have demonstrated my optimism for the Companys technology, direction and prospects for long term growth.

The Company noted that while it had been aggressively seeking to raise capital for several months, the capital marketplace did not present investment vehicles which served the best interests of the shareholders or the Company. Mr. Gruder invested directly in the company to both minimize dilution and illustrate managements confidence in their abilities to market and sell its products.

Information Architects owns patents on its Jitzu technology which allows organizations to quickly and easily access and associate information from various computer systems and applications.

The Security Purchase Agreement calls for a capital infusion of up to $600,000 by Mr. Gruder. In exchange for the direct investment, Mr. Gruder will receive common stock priced at market at the close on August 16, 2002 and 50% warrant coverage, also priced at market on the date of the agreement. An additional investor invested $100,000 priced at the same terms as Mr. Gruder.

In other Company related transactions, the Company will be moving to a new facility as a continuing part of its costs reduction program. As disclosed in the second quarter 10Q, the Company forfeited $750,000, held in escrow, as a result of the default on its existing lease. This $750,000 went to the lender of the building, Aegon Financial for new tenant up-fit. Neither Mr. Gruder, the Companys officers, nor Directors have any beneficial affiliation with Aegon Financial.

About Information Architects
Information Architects (NASDAQ: IARC) provides just-in-time information integration solutions. Information Architects patented technology enables businesses to build new and enhance existing applications with a fraction of the effort and expense of todays approaches, without sacrificing performance, security or personalization. For more about Information Architects and Jitzu, visit http://www.ia.com.

FORWARD-LOOKING STATEMENT DISCLAIMER.
Some of the statements made in this press release discuss future events and developments, including our future business strategy and our ability to generate revenue, income and cash flow, and should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify these forward-looking statements by words such as expect, anticipate, believe, estimate, intend, plan, and similar expressions. These statements involve a high degree of risk and uncertainty that exist in the Companys operations and business environment and are subject to change based on various factors that could cause actual Company results, performance, plans, goals and objectives to differ materially from those contemplated or implied in these forward-looking statements. Actual results may be different from anticipated results for a number of reasons, including the Companys new and uncertain business model, uncertainty regarding acceptance of the Companys products and services and the Companys limited operating history.

Investor Contact:
Andrew Rodriguez or Dian Griesel, PhD.
The Investor Relations Group
Telephone: 212-825-3210
FAX: 212-825-3229
E-mail: TheProTeam@aol.com